Share capital and reserves	12 Months Ended
Dec. 31, 2025
Share capital [Abstract]
Share capital
16. Share capital and reserves

Share capital

Issued and fully paid shares:

	Number of outstanding shares	Share capital	Additional paid-in capital
		$’000	$’000
At December 31, 2023	52,028,145	1,301	291,463
At December 31, 2024	52,028,145	1,301	291,463
Share issue from public offering	10,000,000	250	139,598
Share option exercises (Note 18)	1,250	—	—
At December 31, 2025	62,029,395	1,551	431,061

The authorized share capital of GH Research PLC is 40,000,000,000 ordinary shares of nominal value $0.025 each as of December 31, 2025.

On February 6, 2025, the Company completed a public offering on Nasdaq in which it issued and sold an aggregate of 10,000,000 ordinary shares at $15.00 per share. The net proceeds of the public offering were $139.8 million, after deducting underwriting discounts and directly attributable transaction costs of $10.2 million.

Dividend

No dividends were declared or paid during the year (2024: $nil; 2023: $nil).

Reserves

Other reserves of $13.3 million as of December 31, 2025 (2024: $5.2 million) comprises amounts expensed in the consolidated statement of comprehensive loss in connection with awards made under the Share Option Plan (see Note 18, “Share-based compensation”) and fair value movement on marketable securities (see Note 10, “Marketable securities”).

Foreign currency translation reserve of $11.8 million as of December 31, 2025 (2024: $12.6 million) consists of the cumulative currency translation adjustment in respect of GH Research Ireland Limited whose functional currency is euro. The translation adjustments arise from the retranslation of the results of such operations from the average exchange rate for the year to the exchange rate at the statement of financial position date as well as the retranslation of the subsidiary’s applicable assets and liabilities.